EXHIBIT 10.15

                           SURETY CAPITAL CORPORATION
                              AMENDED AND RESTATED
                         STOCK OPTION PLAN FOR DIRECTORS


Section 1. Purposes.

     The purposes of this Amended and Restated Stock Option Plan for Directors are to promote the continued prosperity of Surety Capital Corporation (the "Corporation") by aligning the long-term financial interests of the directors of the Corporation who are not officers or otherwise employed by the Corporation with those of the stockholders of the Corporation, to provide an additional incentive for such individuals to remain as directors of the Corporation, and to provide a means through which the Corporation may attract well-qualified individuals to serve as directors of the Corporation.

Section 2. Definitions.

     A. The following words and phrases, wherever capitalized, shall have the following meanings respectively, unless the context otherwise requires:

          1. "Agreement" means a written agreement which sets forth the terms and conditions of an Annual Option grant under the Plan, including any amendment to such written agreement. Agreements shall be subject to the express terms and conditions set forth herein.

          2. "Annual Option" shall mean a stock option granted under the Plan on a Grant Date pursuant to Section 5. All Annual Options granted under the Plan shall be "nonstatutory stock options," i.e., options which do not qualify under Sections 422 or 423 of the Code.

          3. "Board" means the Board of Directors of the Corporation.

          4. "Business Day" means a Monday, Tuesday, Wednesday, Thursday or Friday, unless such date is a legal holiday, in which event "Business Day" shall be the next succeeding day which is not a Saturday, Sunday or legal holiday.

          5. "Change in Control of the Corporation" shall be deemed to have occurred if (A) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing twenty percent (20%) or more of the combined voting power of the Corporation's then outstanding securities; or (B) during any period of two
     (2) consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds (2/3) of the directors then in office who were directors at the beginning of the period; (C) the stockholders of the Corporation approve a merger or consolidation of the Corporation with any other corporation, other than a merger or consolidation which would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least seventy-five (75%) of the combined voting power of the voting securities of the Corporation or such surviving entity outstanding immediately after such merger or consolidation, or (D) the stockholders of the Corporation approve a plan of complete liquidation of the Corporation or an agreement for the sale or disposition of all or substantially all of its assets.



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          6. "Code" means the Internal  Revenue Code of 1986,  as amended and in effect from time to time.

          7. "Committee" shall mean the Stock Option Committee of the Board.

          8. "Common Stock" means shares of $0.01 par value common stock of the Corporation, subject to adjustment and substitution pursuant to Section 7.

          9.  "Corporation"  means  Surety  Capital   Corporation,   a  Delaware
     corporation.

          10. "Disabled" or "Disability" means unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration. An individual shall not be considered to be disabled unless he furnishes proof of the existence of a disability in such form as the Committee may require.

          11. "Effective Date" means July 16, 1996.

          12. "Eligible Person" means a director of the Corporation on a Grant Date who is not on such Grant Date either an officer or otherwise employed by the Corporation or any Subsidiary of the Corporation. "Eligible Persons" means more than one Eligible Person.

          13. "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          14. "Exercise Price" means, with respect to each share of Common Stock subject to an Annual Option, the price at which such share may be purchased from the Corporation pursuant to the exercise of such Annual Option.

          15. "Fair Market Value" means the closing price of the Common Stock on the American Stock Exchange as reported on the composite tape, or if it is not listed on the American Stock Exchange, the closing price on the exchange or established market system on which the Common Stock is then listed; if, however, there is no trading of the Common Stock on the date in question, then the closing price of the Common Stock, as so reported, on the last preceding date on which there was trading shall instead be used to determine Fair Market Value; or if Fair Market Value for any date in question cannot be determined as hereinabove provided, Fair Market Value shall be determined by the Committee by whatever method or means the members, in the good faith exercise of their discretion, at that time shall deem appropriate.

          16. "Grant Date" shall mean the date on which an Annual Option is granted. The Grant Date for each Annual Option shall be the first Business Day of each calendar year during the term of the Plan, commencing with calendar year 1997, and shall be July 16, 1996 for calendar year 1996.

          17. "Legal Representative" means the "guardian or legal representative" of the grantee as those terms are construed under the Exchange Act who, upon the Disability or incapacity of a grantee, shall have acquired on behalf of the grantee, by legal proceeding or otherwise, the right to exercise the grantee's rights and receive his benefits under the Plan.

          18. "Non-Employee Director" means a director of the Corporation, provided such individual (1) is not an officer (as defined in Rule 16a-1(f) under the Exchange Act) of, or otherwise

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     employed by, the  Corporation or any Subsidiary of the  Corporation and (2)
     is not directly or indirectly receiving compensation from the Corporation or any Subsidiary of the Corporation for services other than as a director or otherwise has an interest or business relationship which must be disclosed pursuant to Regulation S-K.

          19. "Personal Representative" means the executor, administrator or personal representative appointed to administer the grantee's probate estate, or if the individual has no probate estate, then the successor trustee(s) of any revocable living trust the individual established during his lifetime.

          20. "Plan" means the plan set forth herein which shall be known as the "Surety Capital Corporation Stock Option Plan for Directors," as same may from time to time be amended.

          21. "Qualified Domestic Relations Order" means a "qualified domestic relations order" as defined in the Code.

          22. "Subsidiary" means any corporation of which a majority of the outstanding voting capital stock is owned, directly or indirectly, by the Corporation. With respect to non-corporate entities, it means any entity in which the Corporation owns, directly or indirectly, a majority of the equity and voting interest.

          23. "Regulation S-K" means adopted by the Securities and Exchange Commission, as amended.

     B. Except when otherwise indicated by the context, any masculine or feminine terminology when used in the Plan shall also include the opposite gender; and the definition of any term herein in the singular shall also include the plural, and vice versa.

Section 3. Shares Available Under the Plan.

     A. The aggregate number of shares which may be issued and as to which grants of Annual Options may be made under the Plan is 100,000 shares of Common Stock, subject to adjustment and substitution as set forth in Section 7. If any Annual Option granted under the Plan is canceled by mutual consent or terminates or expires for any reason without having been exercised in full, the number of shares of Common Stock subject thereto shall again be available for purposes of the Plan. The shares of Common Stock which may be issued under the Plan may be either authorized but unissued shares or treasury shares or partly each.

Section 4. Administration of the Plan.

     A. The Plan shall be administered by the Committee, which shall have full power and authority, subject to the provisions of the Plan, to supervise the administration of the Plan, to interpret the provisions of the Plan and any Annual Options granted under the Plan, and to prescribe such rules, regulations and procedures in connection with the operation of the Plan as it shall deem necessary and advisable for the administration of the Plan consistent with the purposes of the Plan. Any decision by the Committee shall be final and binding on all parties. No member of the Committee shall be liable for any determination, decision or action made in good faith with respect to the Plan or any Annual Options granted under the Plan. The Committee may delegate the day-to-day administration of the Plan to any individual or individuals it deems appropriate and may retain advisors to advise it.

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     B. The  Committee  shall  consist  solely  of two (2) or more  Non-Employee
Directors.

     C. A majority of the Committee shall constitute a quorum at any meeting, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all the members of the Committee, shall constitute acts of the Committee.

     D. The selection of the Eligible Persons to whom Annual Options are to be granted, the timing of such grants, the number of shares subject to any Annual Option, the exercise price of any Annual Option, the periods during which any Annual Option may be exercised and the term of any Annual Option shall be as set forth in the Plan, and the Committee shall have no discretion as to such matters.

     E. The Committee shall have overall responsibility for keeping records and providing necessary communications to grantees under the Plan. The records of the Committee with respect to the Plan shall be conclusive and binding on all grantees and all persons or entities claiming through or under them.

     F. The cost of settling Annual Options pursuant to the Plan and the expenses of administering the Plan shall be borne by the Corporation.

Section 5. Grant of Annual Options.

     A. Only Eligible Persons are eligible to receive Annual Options under the Plan on a Grant Date.

     B. Each Eligible Person on a Grant Date shall automatically be granted, without further action by the Board or the Committee, effective as of such Grant Date, an Annual Option to purchase 2,000 shares of Common Stock, subject to adjustment and substitution as set forth in Section 7.

     C. If the number of shares then remaining available for the grant of Annual Options under the Plan is not sufficient for each Eligible Person to be granted an Annual Option for 2,000 shares (or the number of adjusted or substituted shares pursuant to Section 7), then each Eligible Person shall be granted an Annual Option for a number of whole shares equal to the number of shares then remaining available divided by the number of Eligible Persons, disregarding any fractions of a share.

Section 6. Terms and Conditions Applicable to Annual Option Grants.

     A. Annual Options granted under the Plan shall be subject to the following terms and conditions:

          1. The Exercise Price with respect to each share of Common Stock covered by an Annual Option shall be one hundred percent (100%) of the Fair Market Value of such share as of the Grant Date.

          2. The term of each Annual Option shall be ten (10) years, unless terminated earlier pursuant to Section 6.A.5.

          3. Except as otherwise provided in this Section 6.A.3., each Annual Option shall be exercisable with respect to all of the shares subject thereto from and after the first anniversary of the Grant Date. An Annual Option, to the extent exercisable, may be exercised in whole or in part.

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     Notwithstanding  any other  provision  contained  in the Plan,  each Annual
     Option shall become fully exercisable upon the occurrence of either: (a) the grantee's death or withdrawal from the Board by reason of Disability or
     (b) a Change in Control of the Corporation.

          4. No Annual Option shall be transferable by the grantee otherwise than by will, or if the grantee dies intestate, by the laws of descent and distribution of the state of domicile of the grantee at the time of death or pursuant to a Qualified Domestic Relations Order. All Annual Options shall be exercisable during the lifetime of the grantee only by the grantee or by the grantee's Legal Representative.

          5. If a grantee ceases to be a director of the Corporation, for any reason whatsoever, including due to his retirement, Disability, death, resignation or removal from office, any outstanding Annual Options the grantee then holds shall be exercisable by the grantee, or by his Legal Representative or Personal Representative, as the case may be (but only to the extent such grantee is vested therein at the time he ceases to serve as a director of the Corporation) if exercisable by the grantee immediately prior to ceasing to be a director), at any time prior to the expiration date of such Annual Option or within one (1) year immediately following the date the grantee ceases to be a director, whichever period is shorter. An Annual Option held by a grantee who has ceased to be a director of the Corporation shall expire at the end of such exercise period specified in this Section 6.A.5.

          6. Subject to the foregoing provisions of this Section 6 and the other provisions of the Plan, any Annual Option granted under the Plan shall be subject to such restrictions and other terms and conditions, if any, as shall be determined by the Committee in its discretion and set forth in an Agreement; except that in no event shall the Committee or the Board have any power or authority which would cause the Plan to fail to be a plan described in Rule 16b-3(c)(2)(ii) under the Exchange Act, or any successor rule. Furthermore, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

          7. All grants of Annual Options shall be evidenced by an Agreement which shall be executed on behalf of the Corporation by a representative of the Committee.

     B. Annual Options granted under the Plan may be exercised by the grantee or by his Legal Representative or Personal Representative, as the case may be, as follows:

          1. Each Annual Option may be exercised by delivery of written notice to the Corporation stating the number of shares of Common Stock covered by the exercise, form of payment, and proposed closing date.

          2. The grantee, or his Legal Representative or Personal Representative, as the case may be, shall furnish the Corporation before closing such other documents or representations as the Corporation may require to assure compliance with applicable laws and regulations.

          3. The Exercise Price for each Annual Option shall be paid in full upon exercise and shall be payable in cash (including check, bank draft or money order); provided, however, that in lieu of cash, the individual exercising the Annual Option may pay the Exercise Price, in whole or in part, by delivering to the Corporation shares of Common Stock having a Fair Market Value on the date of exercise of the Annual Option equal to the Exercise Price of the shares being purchased; provided, however, any portion of the Exercise Price representing a fraction of a share shall in any event be paid

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     in cash. Delivery of shares may also be accomplished  through the effective transfer to the Corporation of shares held by a broker or other agent. The Corporation will also cooperate with any individual exercising an Annual Option who participates in a cashless exercise program of a broker or other agent under which all or part of the shares received upon exercise of the Annual Option are sold through the broker or other agent or under which the broker or other agent makes a loan to such individual. Notwithstanding the foregoing, the exercise of the Annual Option shall not be deemed to occur and no shares of Common Stock will be issued by the Corporation upon exercise of the Annual Option until the Corporation has received payment of the Exercise Price in full.

          4. The date of exercise of an Annual Option shall be determined under procedures established by the Committee, and as of the date of exercise the individual exercising the Annual Option shall be considered for all purposes to be the owner of the shares with respect to which the Annual Option has been exercised.

          5. Payment of the Exercise Price with shares shall not increase the number of shares of Common Stock which may be issued under the Plan as provided in Section 3.

     C. The obligation of the Corporation to issue shares of Common Stock under the Plan shall be subject to (i) the effectiveness of a registration statement under the Securities Act of 1933, as amended, with respect to such shares, if deemed necessary or appropriate by counsel for the Corporation; (ii) the condition that any shares to be issued shall have been listed (or authorized for listing upon official notice of issuance) upon each stock exchange, if any, on which the Common Stock may then be listed; and (iii) all other applicable laws, regulations, rules and orders which may then be in effect.

Section 7. Adjustment and Substitution of Shares.

     A. In the event any change occurs in the number of shares of Common Stock outstanding as a result of any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination or exchange of shares, split-up, split-off, spin-off, liquidation or other similar change in capitalization, or any distribution to holders of Common Stock other than cash dividends, the number or kind of shares that may be issued under the Plan pursuant to Section 3, including shares covered by existing Annual Options, shall be automatically adjusted to preserve the proportionate interests of the grantees in the Corporation as represented by their outstanding Annual Options, and the proportionality of the share pool under the Plan in relation to the total number of shares outstanding.

     B. If the outstanding shares of the Common Stock shall be changed into or become exchangeable for a different number or kind of shares of stock or other securities of the Corporation or another corporation, whether through reorganization, reclassification, recapitalization, stock split-up, combination of shares, merger or consolidation, then there shall be substituted for each share of the Common Stock set forth in Section 3, including shares covered by existing Annual Options, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed or for which each such share shall become exchangeable.

     C. In case of any adjustment or substitution as provided for in Section 7.A. or 7.B., the aggregate Exercise Price for all shares subject to each then outstanding Annual Option prior to such adjustment or substitution shall be the aggregate Exercise Price for all shares of stock or other securities (including any fraction) into which such shares shall have been converted or which shall have been substituted for such shares. Any new Exercise Price per share shall be carried to at least three decimal places with the last decimal place rounded upwards to the nearest whole number.

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     D. If the  outstanding  shares of Common Stock shall be changed in value by
reason  of  any  spin-off,   split-off  or  split-up,  or  dividend  in  partial
liquidation, dividend in property other than cash or extraordinary distribution to holders of Common Stock, the Committee shall make any adjustments to any then outstanding Annual Option which it determines are equitably required to prevent dilution or enlargement of the rights of grantees which would otherwise result from any such transaction.

     E. No adjustment or substitution provided for in this Section 7 shall require the Corporation to issue or sell a fraction of a share or other security. Accordingly, all fractional shares or other securities which result from any such adjustment or substitution shall be eliminated and not carried forward to any subsequent adjustment or substitution.

     F. Except as provided in this Section 7, a grantee shall have no rights by reason of issuance by the Corporation of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

Section 8. Amendment and Termination.

     A. The right to amend the Plan at any time and from time to time and the right to terminate the Plan at any time are hereby specifically reserved to the Board; provided, however, that no such termination shall result in the cancellation of any outstanding Annual Options theretofore granted under the Plan; and provided further that no amendment of the Plan shall cause Annual Options granted under the Plan to directors of the Corporation not to qualify for the exemption provided by Rule 16b-3, or any successor rule. No amendment or termination of the Plan shall, without the written consent of the holder of an Annual Option theretofore granted under the Plan, adversely affect the rights of such holder with respect thereto.

     B. Notwithstanding anything contained in the preceding paragraph or in any other provision of the Plan or in any Agreement, the Board shall have the power to amend the Plan in any manner deemed necessary or advisable so that Annual Options granted under the Plan qualify for the exemption provided by Rule 16b-3 (or any successor rule relating to exemption from Section 16(b) of the Exchange
Act), and any such amendment shall, to the extent deemed necessary or advisable by the Board, be applicable to any outstanding Annual Options theretofore granted under the Plan notwithstanding any contrary provisions in any Agreement. In the event of any such amendment to the Plan, the holder of any Annual Option outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability of such Annual Option, execute a conforming amendment in the form prescribed by the Committee to the Agreement referred to in Section 6.A.7. within such reasonable time as the Committee shall specify in such request.

Section 9. Effective Date and Duration of Plan.

     A. The Plan shall become effective on the Effective Date and shall continue until all Annual Options granted under the Plan have been exercised or have lapsed or otherwise been terminated pursuant to the Plan.

     B. Expiration or other termination of the Plan shall not affect outstanding Annual Options.

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Section 10. Miscellaneous.

     A. Nothing in the Plan, in any Annual Option granted under the Plan, or in any Agreement shall confer any right to any person to continue as a director of the Corporation, or interfere in any way with the rights of the stockholders of the Corporation to elect and remove directors.

     B. The Corporation shall have the right, in connection with the exercise of an Annual Option, to require the grantee to pay to the Corporation an amount sufficient to provide for any withholding tax liability imposed with respect to such exercise.

     C. To the extent that federal laws (such as the Code and the federal securities laws) do not otherwise control, the Plan shall be governed and construed in all respects in accordance with Texas law.

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



                             STOCK OPTION AGREEMENT


     This STOCK OPTION AGREEMENT  ("Agreement") is made this ___ day of January,
199___  between  Surety  Capital   Corporation,   a  Delaware  corporation  (the
"Corporation"), and _______________ (the "Director").

     WHEREAS, on July 16, 1996 the Board of Directors of the Corporation adopted the Stock Option Plan For Directors of the Corporation, as amended and restated in its entirety by the Board of Directors of the Corporation on January 21, 1997 (the "Plan"); and

     WHEREAS, the Plan provides for the automatic annual grant of non-statutory stock options to the directors of the Corporation who are not employees of the Corporation or any of its subsidiaries; and

     WHEREAS, the Director is eligible to participate under the Plan; and

     WHEREAS,  on January ___,  199___,  an annual Grant Date (as defined in the
Plan) under the Plan, the Director was granted an annual option to purchase 2,000 shares of common stock, $0.01 par value, of the Corporation (the "Common Stock"), subject to the restrictions set forth in the Plan; and

     WHEREAS, the Corporation and the Director desire to memorialize the granting of such annual stock option, and the terms and conditions relating thereto;

     NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto agree as follows:

     1. Grant of Option. The Corporation hereby irrevocably grants to the Director the option (the "Annual Option") to purchase all or any part of an aggregate of 2,000 shares of Common Stock (such number being subject to adjustment as provided in Section 7 of the Plan) on the terms and conditions herein set forth and subject further to all of the terms and provisions of the Plan which are incorporated herein by reference for all purposes.

     2. Exercise Price. The exercise price of the Common Stock covered by the Annual Option shall be $_________ per share, which is one hundred percent (100%) of the Fair Market Value (as that term is defined in the Plan) of such Common Stock on the date of grant thereof.

     3. Term of Annual Option. The term of the Annual Option shall be for a period of ten (10) years from the date hereof, subject to earlier termination as herein provided. If the Director ceases to serve as a director of the Corporation, for any reason whatsoever, including due to his retirement, Disability (as that term is defined in the Plan), death, resignation or removal from office, the Annual Option granted hereunder may be exercised by the Director at any time prior to the expiration date of such Annual Option or within one (1) year immediately following the date the Director ceases to be a director of the Corporation, whichever period is shorter. The Annual Option held by the Director in the event he ceases to be a director of the Corporation shall expire at the end of the exercise period specified herein. Subject to the foregoing limitations, each Annual Option may be exercised at one time or on several successive occasions.

     4. Vesting. The Annual Option is exercisable with respect to all of the shares of Common Stock subject thereto from and after the first anniversary of the date hereof. Notwithstanding the foregoing, the Annual Option shall become fully exercisable upon the occurrence of either (a) the

Director's death or withdrawal from the Board of Directors of the Corporation by reason of Disability or (b) a Change in Control of the Corporation (as that term is defined in the Plan).

     5. Payment of Exercise Price. The exercise price of the shares Common Stock as to which the Annual Option may be exercised shall be paid in full in cash, or by the delivery of previously owned shares of Common Stock of the Corporation, at the time of exercise and as provided by the Plan. The Plan also permits "cashless exercises" of the Annual Option, which involves a program through which the shares of Common Stock underlying the Annual Option are delivered to a broker as collateral for a margin loan which is used to pay the exercise price or, alternatively, the broker may sell a portion of the shares of Common Stock underlying the Annual Option received and use the proceeds from the sale to pay the exercise price of the Annual Option.

     6. Further Restrictions. The Annual Option may not be exercised unless at the date of exercise a registration statement on Form S-8 under the Securities Act of 1933, as amended (the "Act"), relating to the shares covered by the Annual Option shall be in effect, or if, in the opinion of counsel for the Corporation, the exercise and issuance of Common Stock would be exempt from registration requirements under the Act and under applicable securities laws. The Corporation is under no obligation to register the shares covered by the Annual Option under the Act.

     7. Nontransferability. The Annual Option shall not be transferable by the Director otherwise than by will, or if the Director dies intestate, by the laws of descent and distribution of the state of domicile of the Director at the time of death or pursuant to a Qualified Domestic Relations Order (as defined in the Plan). All Annual Options shall be exercisable during the lifetime of the Director only by the Director or by the Director's Legal Representative (as defined in the Plan).

     8. Method of Exercising Annual Option. This Annual Option may be exercised by written notice to the Corporation on the form as attached to this Agreement, as same may be changed from time to time by the Committee, and subject to the terms and conditions set forth in Section 6 of the Plan.

     9. Other Matters. The Director acknowledges receipt of a copy of the Plan and represents that the Director is familiar with the terms and provisions thereof. The Director hereby accepts this Annual Option subject to all of the terms and provisions of the Plan. The Director hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Board of Directors of the Corporation and, where applicable, the Committee (as that term is defined in the Plan), upon any questions arising under the Plan or this Agreement. As a condition to the issuance of shares of Common Stock of the Corporation under this Agreement, the Director authorizes the Corporation to withhold in accordance with applicable law from any regular cash compensation payable to him any taxes required to be withheld by the Corporation under federal, state or local law as a result of his exercise of this Annual Option.

     IN WITNESS WHEREOF, the Corporation has caused this Agreement to be duly executed by its officers thereunto duly authorized, and the Director has hereunto set his hand, all on the date and year first above written.

CORPORATION:                                  SURETY CAPITAL CORPORATION


                                              By:_______________________
                                                 C. Jack Bean, Chairman

DIRECTOR:
                                          -------------------------


                                          -------------------------

                                          -------------------------
                                             (Address)

                                  EXERCISE FORM


         (To be completed and delivered to the Corporation for exercise)

     The undersigned hereby: (1) irrevocably subscribes for ______ shares of the Common Stock pursuant to his Stock Option Agreement dated ________________, 19___, and encloses payment of $__________ therefor; (2) requests that a certificate for the shares be issued in the name of the undersigned and delivered to the undersigned at the address below; and (3) if such number of shares is not all of the shares purchasable under the Stock Option Agreement, that a new Stock Option Agreement of like tenor for the balance of the remaining shares be issued in the name of the undersigned and delivered to the undersigned at the address below.


Date:____________________                              ________________________


                                                       ________________________

                                                       ________________________
                                                              (Address)